CPI AEROSTRUCTURES, INC. 10-K

EXHIBIT 10.4.3

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) entered into as of July 13, 2017 by and between CPI AEROSTRUCTURES, INC. (the “Borrower”), and BANKUNITED, N.A., a national banking association, as Sole Arranger, Agent, and a Lender, CITIZENS BANK, N.A., a national banking association, as a Lender, and the other financial institutions from time to time parties thereto as lenders (collectively, the “Lender”), BANKUNITED, N.A., a national banking association, as administrative agent and collateral agent for the Lender thereunder (in such capacities, the “Administrative Agent” and the “Collateral Agent,” respectively and each an “Agent”).

WHEREAS, the Borrower, the Agent and the Lender are parties to that Amended and Restated Credit Agreement dated as of March 24, 2016, as amended by that First Amendment and Waiver to Amended and Restated Credit Agreement dated as of May 9, 2016, as same may be hereafter amended and modified (the “Agreement”); and

WHEREAS, the Borrower has requested that the Agent and the Lender amend certain provisions of the Agreement; and

WHEREAS, the Agent and the Lender is willing to accede to such request to amend certain terms of the Agreement, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.           All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

2.           Subject to the terms and conditions hereof, the Agreement is hereby amended as follows:

(A)       Section 1.1 of the Agreement (Defined Terms) is amended by deleting the following definitions and substituting the following therefor:

“Sold Receivables”: shall mean the accounts receivable of (i) United Technologies Corporation and (ii) Triumph Group, Inc., as further described in Section 7.6(d).

(B)       Section 7.3(m) of the Agreement is amended by deleting same and substituting the following therefor:

“(m) Liens upon the Sold Receivables; in connection with the sales described in Section 7.6(d) below; and”

(C)       Section 7.6(d) of the Agreement is amended by deleting same and substituting the following therefor:

“(d)       the sale of the Sold Receivables of (i) United Technologies Corporation to Citibank, N.A. and (ii) Triumph Group, Inc. to Orbian Financial Services VII, LLC.”

(D)       Except as amended herein, all other provisions of the Agreement and the Loan Documents shall remain in full force and effect, and are hereby ratified.

3.           The Lender and the Borrower agree that as of July 11, 2017, the aggregate outstanding principal amount of: (i) the Revolving Credit Loans as evidenced by each Revolving Credit Note is $24,238,684.58, and (ii) the Term Loan as evidenced by each Term Loan Note is $9,125,000.00.

4.           The Borrower hereby represents and warrants to the Lender that:

(a)       Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety; provided, however, that the September 30, 2015 date in Sections 4.1 and 4.2 shall be deemed to be March 31, 2017.

(b)       No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist after giving effect hereto.

(c)       There are no defenses or offsets to the Borrower’s obligations under the Agreement, the Notes or the Loan Documents or any of the other agreements in favor of the Lender referred to in the Agreement.

(d)       The WHEREAS clauses set forth hereinabove are true and correct.

5.           It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Agreement as herein amended, including (without limitation) Borrower’s obligations under the Master Agreement. Without limiting the generality of the foregoing, the Borrower hereby absolutely and unconditionally confirms that each Loan Document, document and instrument executed by the Borrower pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended).

6.           The amendments set forth herein are limited precisely as written. Whenever the Agreement is referred to in the Amendment, the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment.

7.           The Borrower agrees to pay on demand, and the Agent may charge any deposit or loan account(s) of the Borrower, all expenses (including reasonable attorney’s fees) incurred by the Lender in connection with the negotiation and preparation of the Agreement as amended hereby.

8.           This Amendment shall become effective on such date as all of the following conditions shall be satisfied retroactive to the date hereof:

(a)        The Agent shall have received four (4) executed, original counterparts of this Amendment.

(b)       The Agent shall have received executed counterparts of any action (in form and substance satisfactory to the Agent and its counsel) taken by the Borrower to authorize the execution, delivery and performance of this Amendment and such other documents as the Lender or its counsel may require.

(c)        Payment by the Borrower of Lender’s Amendment fee in the amount of $15,000.00, together with all out of pocket costs, expenses and reasonable attorneys’ fees incurred by the Agent in connection with this Amendment and the related documents.

9.           This Amendment is dated as of the date set forth in the first paragraph hereof and shall be effective (after satisfaction of the conditions set forth in paragraph 8 above) on the date of execution by the Agent and the Lender, retroactive to such date.

10.         This Amendment may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

[NO FURTHER TEXT ON THIS PAGE]

SIGNATURE PAGE
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

CPI AEROSTRUCTURES, INC., as Borrower

By:	/s/Vincent Palazzolo
Name: Vincent Palazzolo
Title: CFO

BANKUNITED, N.A., as Arranger, Agent, and a Lender

By:
Name:
Title:

BANKUNITED, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

4

SIGNATURE PAGE
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

CPI AEROSTRUCTURES, INC., as Borrower

By:
Name:
Title:

BANKUNTTED, N.A., as Arranger, Agent, and a Lender

By:	/s/ Christine Gerula
Name: Christine Gerula
Title: Senior Vice President

BANKUNTTED, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Christine Gerula
Name: Christine Gerula
Title: Senior Vice President

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

CPI AEROSTRUCTURES, INC., as Borrower

By:
Name:
Title:

BANKUNTTED,N.A., as Arranger, Agent, and a Lender

By:
Name:
Title:

BANKUNTTED, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender

By:	/s/ Chancellor Peterson
Name: Chancellor Peterson
Title: Vice President

4